3700 W Sam Houston Parkway South
Suite 250
Houston, TX 77042

(713) 260-9000 *Phone*
(800) 262-6631 *Toll Free*
(713) 260-9050 *Fax*

www.capstonefinancial.com

CAPSTONE

Capstone Church Capital Fund

May 15, 2014

Dear Shareholder:

Effective April 1, 2014, the Board of Trustees of Capstone Church Capital Fund ("Fund") has approved an amendment to the Fund's investment advisory agreement to reduce the rate of investment advisory fees payable by the Fund to Capstone Asset Management Company ("CAMCO"), the Fund's investment adviser. Under the amended investment advisory agreement, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.375% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.325% on the next $500 million, and to 0.250% on average daily net assets in excess of $1 billion.

Prior to the amendment, these fees were calculated at the annual rate of 0.45% on the first $500 million of the Fund's average daily net assets, 0.40% on the next $500 million, and 0.375% on average daily net assets in excess of $1 billion.

The Fund's net assets as of April 1, 2014 were $33,465,985.

Sincerely,

Edward L. Jaroski

Edward L. Jaroski
President
Capstone Church Capital Fund